UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2009

CIT GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-31369 (Commission File Number)	65-1051192 (I.R.S Employer Identification No.)

505 Fifth Avenue New York, New York (Address of principal executive offices)	10017 (Zip Code)

Registrant’s telephone number, including area code: (212) 771-0505

(Former name or former address, if changed since last report.) Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Section 8 – Other Events

Item 8.01. Other Events.

CIT Group Inc. (the “Company”) is filing the audited consolidated financial statements as of December 31, 2008 and 2007 and for the years ended December 31, 2008, 2007 and 2006 as Exhibit 99.1 hereto. These financial statements update Item 8. Financial Statements and Supplementary Data of our Annual Report on Form 10-K for the year ended December 31, 2008 (the “2008 10-K”). This filing updates:

  The disclosure of significant subsequent events relating to our funding strategy, liquidity and operations certain of which raise substantial doubt about the Company’s ability to continue as a going concern. Such events are described in Note 1 – Principles of Consolidation, Basis of Presentation and Note 28 – Subsequent Events, and
  The Report of Independent Registered Public Accounting Firm, which has been dual dated with respect to these updates and modified to include an explanatory paragraph disclosing substantial doubt about the Company’s ability to continue as a going concern.

All other items of the 2008 10-K remain unchanged, and no attempt has been made to update matters in the 2008 10-K, except to the extent expressly provided herein. Refer to the Company’s Quarterly Reports on Form 10-Q for periods subsequent to December 31, 2008.

See attached Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

99.1	Updated Item 8. Financial Statements and Supplementary Data of Annual Report on Form 10-K for the year ended December 31, 2008.

Forward-Looking Statement

     This document contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All forward-looking statements (including statements regarding future financial and operating results) involve risks, uncertainties and contingencies, many of which are beyond CIT’s control, which may cause actual results, performance, or achievements to differ materially from anticipated results, performance, or achievements. All statements contained in this document that are not clearly historical in nature are forward-looking, and the words “anticipate,” “believe,” “expect,” “estimate,” “plan,” and similar expressions are generally intended to identify forward-looking statements. Economic, business, funding market, competitive and/or regulatory factors, among others, affecting CIT’s businesses are examples of factors that could cause actual results to differ materially from those described in the forward-looking statements. More detailed information about these factors are described in CIT’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2008 and its Quarterly Report on Form 10-Q for the quarter ended June 30, 2009. CIT is under no obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIT GROUP INC.
(Registrant)

By: /s/ Joseph M. Leone
Joseph M. Leone Vice Chairman & Chief Financial Officer

Dated: October 1, 2009